Exhibit 4.2

API AYALA PHARMACEUTICALS, INC.
COMMON STOCK INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 05465Y 10 8
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
BY:
is the owner of COUNTERSIGNED
AMERICAN
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 PER SHARE OF AND
AYALA PHARMACEUTICALS, INC. STOCK transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.    REGISTERED: This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
WITNESS the facsimile signatures of the Corporation’s duly authorized officers. TRANSFER
(BROOKLYN, &
Dated: NY) TRUST
COMPANY,
AUTHORIZED AND TRANSFER LLC
CHIEF EXECUTIVE OFFICER CHIEF FINANCIAL OFFICER SIGNATURE REGISTRAR AGENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in commom		under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.